TRADE ACCOUNTS PAYABLE (Tables)	12 Months Ended
Dec. 31, 2017
TRADE ACCOUNTS PAYABLE
Schedule of trade accounts payable

	12/31/17	12/31/16
Sundry suppliers (Opex, Capex, Services e Material)	6,683,503	6,617,240
Amounts payable (operators, cobilling)	187,976	314,958
Interconnection / interlink (1)	224,777	369,715
Related parties (Note 28)	350,844	381,240
Total	7,447,100	7,683,153

Current	7,447,100	7,611,246
Noncurrent	—	71,907

(1)As of December 31, 2016, the amount recorded as non-current related to the judicial proceeding filed against SMP operators claiming the reduction of the VU-M amount. On October 15, 2007, an injunction was obtained to provide a judicial deposit of the difference between VC1 calls and the amount effectively charged by SMP operators. In May 2017, the updated amount of R$71,956 was raised in favor of the operators involved, after an agreement between the parties.